UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut, Seguin, Texas	78155
(Address of Registrant’s principal executive offices)	(Zip Code)

(830) 379-1480
Registrant's telephone number, including area code:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.10 per share	ALG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At a meeting of Alamo Group Inc.’s (the “Company”) Board of Directors (the “Board”) on December 4, 2024, the Board increased the size of the Board from eight to nine members and elected Ms. Colleen Haley as a director effective immediately. The Board determined that Ms. Haley is independent in accordance with the rules of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. Ms. Haley will initially be a member of the Audit and Compensation Committees of the Board.

Ms. Haley, 57, has been Chief Executive Officer of Quality Metalcraft/Experi-Metal, Inc. (“QMC-EMI”) since March 2021. Based in Livonia, Michigan, QMC-EMI is a leading metal fabrication company serving the automotive, commercial vehicle, aerospace, and defense industries. Prior to her role with QMC-EMI, Ms. Haley was Group VP, Operations, Americas with Parker Hannifin Corporation from 2016 to 2021. From 2000 to 2016, Ms. Haley held various senior managerial positions with Yazaki Corporation, including leading Yazaki’s business in South America. From 1991 to 1995, Ms. Haley held managerial positions with ALCOA, and from 1995 to 2000, with a joint venture, Alcoa Fujikura Ltd. Ms. Haley holds both a Bachelor of Science and Master of Science from Michigan State University.

In connection with her election as a director, Ms. Haley will receive 259 shares of restricted stock awards pursuant to the Company's 2019 Equity Incentive Plan. The restricted stock awards will vest ratably over the next three years. In addition, Ms. Haley will be eligible to participate in the Company's director compensation arrangements which are more fully described in the Company's 2024 definitive proxy statement.

The Company is not aware of any related party transactions between Ms. Haley, on the one hand, and the Company, on the other hand, subject to disclosure pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Ms. Haley and any other person pursuant to which Ms. Haley was selected as a director.

A copy of the press release regarding the election of Ms. Haley to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01    Financial Statements and Exhibits
Exhibit 99.1 - Press Release dated December 4, 2024.
Exhibit 104 - Cover Page Interactive Data File - Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 4, 2024	By: /s/ Edward T. Rizzuti
Edward T. Rizzuti,
Chief Legal Officer & Secretary